SUPPLEMENT TO THE PROSPECTUSES AND
                   STATEMENTS OF ADDITIONAL INFORMATION (SAIs)
                                       OF
                          EVERGREEN MONEY MARKET FUNDS

I. Evergreen Money Market Fund and Evergreen Treasury Money Market Fund (collectively, the "Funds")

         Effective May 11, 2001, the Funds will change investment advisors. There will be no change in either the portfolio manager(s) of the Funds or the advisory fees paid by the Funds. In conjunction with the above, the following revisions apply to the Funds' prospectuses and SAIs. The section of the Funds' prospectuses entitled "FUND FACTS" is revised as follows:

         Investment Advisor

o        Evergreen Investment Management Company, LLC

         The section entitled "THE FUNDS' INVESTMENT ADVISOR" is revised as follows:

         Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $21.7 billion in assets for 59 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         The section in part one of the Funds' SAI entitled "Advisory Fees" under "EXPENSES" is revised as follows:

         Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds.

II. Evergreen Florida Municipal Money Market Fund, Evergreen Money Market Fund, Evergreen Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen Pennsylvania Municipal Money Market Fund and Evergreen Treasury Money Market Fund (collectively, the "Funds")

         Effective May 11, 2001, the paragraph of the prospectus entitled "Class Y" under "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" is replaced with the following paragraph.

         Class I

         Each Fund offers Class I shares at net asset value without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or its advisory affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms, certain institutional investors, and persons who owned Class Y shares in registered name in an Evergreen Fund on or before 12/31/1994.

April 16, 2001                                                       557832 4/01